EliteDesigns® Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated January 9, 2019
To Prospectus Dated May 1, 2018
Effective January 25, 2019, the administration charge will be reduced to 0.25% for all Subaccounts. All references to an administration charge of 0.65% in the current prospectus are hereby changed to reflect the new administration charge of 0.25%.
The following sections under “Expense Tables” are deleted in their entirety and replaced with the following:
Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
	5-Year Schedule	0-Year Schedule
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge[1]	0.00%	0.20%
Annual Administration Charge[2]	0.25%	0.25%
Maximum Annual Charge for Optional Riders[3] (as a percentage of Contract Value)	1.25%	1.25%
Total Separate Account Annual Expenses	1.90%	2.10%
1Whether or not we deduct a mortality and expense risk charge depends on the withdrawal charge schedule you select when you purchase your Contract. If you purchase a Contract with the 5-year schedule, we do not deduct a mortality and expense risk charge. If you purchase a Contract with the 0-year schedule, your mortality and expense risk charge is 0.20% annually. During the Annuity Period, the mortality and expense risk charge is 0.30% in lieu of the amounts described above and regardless of the withdrawal charge schedule selected. See the discussion under “Mortality and Expense Risk Charge.”
2This charge may differ for Subaccounts that the Company adds in the future. See the discussion under “Administration Charge.”
3 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) The “Maximum Annual Charge for Optional Riders” assumes that you purchase all available riders for a combined cost of 1.25% annually. Total rider charges cannot exceed 1.25% of Contract Value, for riders elected prior to February 1, 2010.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses (including the administration charge of 0.25% and the Return of Premium Death Benefit rider charge) and Underlying Fund operating expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expense of the Contract. The first example assumes the maximum gross annual Underlying Fund operating expenses, while the second example assumes the minimum gross annual Underlying Fund operating expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$826	$4,799	$7,283	$10,253
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$372	$4,609	$7,243	$10,253
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$392	$4,643	$7,273	$10,254

Based on Minimum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$625	$ 811	$ 992	$1,944
If you do not surrender or you annuitize your Contract at the end of the applicable time period	$167	$ 517	$ 892	$1,944
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$187	$ 579	$ 995	$2,159

The last paragraph under “The Contract – Determination of Contract Value” is deleted in its entirety and replaced with the following:
The mortality and expense risk charge of 0.00% or 0.20% as applicable and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Please Retain This Supplement For Future Reference